Contacts:
Yvette Gutierrez, Investor Relations             Lisa Savino, Investor Relations
631-342-4078                                     631-342-2788
yvette.gutierrez@ca.com                          lisa.savino@ca.com

Bob Gordon - Public Relations
631-342-2391
bobg@ca.com

                          COMPUTER ASSOCIATES CONFIRMS
                        SECOND QUARTER FINANCIAL RESULTS

                  Company To Announce Changes in Business Model
                         At Wednesday Morning Conference

ISLANDIA, N.Y., October 24, 2000 - Confirming preliminary estimates, Computer Associates International, Inc. (NYSE: CA) today reported final financial results for its second fiscal quarter.

For the quarter ended September 30, 2000, total contract value was $1.681 billion, an increase of 5% over the $1.605 billion reported in the previous year's second quarter. Net income for the September 30, 2000 quarter was $138 million, versus $334 million in the prior year. Second quarter earnings per share (diluted), exclusive of amortization effect, was $.54 compared to $.75 last year. Inclusive of the acquisition amortization, earnings per share (diluted) for the quarter was $.23, compared to $.60 for the prior year.

For the six months ended September 30, 2000, total contract value was $2.959 billion, up 5% compared to the $2.827 billion reported in the first half of last year. EBITDA was $889 million compared to $1.295 billion for the prior year. Net income, exclusive of acquisition amortization, was $405 million versus $688 million from the prior period, after excluding a special gain of $184 million related to the 1995 Key Employee Stock Plan litigation settlement and a $31 million write-off related to the Inacom Corp Bankruptcy in the six month period ended September 30, 2000 and the $646 million R&D charge in the six month period ended September 30, 1999 related to the acquisition of Platinum technology. Operating earnings per share (diluted) excluding acquisition related amortization charges were $.68, compared to $1.24 a year ago.

"Given the current business climate, we are pleased with our performance this past quarter," said CA President and CEO Sanjay Kumar. "CA software solutions-in areas including security, storage management, portals and knowledge tools-continue to deliver tremendous value to organizations around the globe. These results, highlighted by continuing revenue growth, reflect the progress we have made against our recovery plan. In addition, as part of our focused effort to unlock shareholder value, we are very excited about the progressive new business model that we will unveil on Wednesday morning. This new model promises to deliver even greater long term sustainable value for shareholders, customers and CA employees."

CA has scheduled a press and analyst conference on Wednesday, October 25 at 8AM EDT at the Plaza Hotel in New York City to review financial results and the new business model. The conference will also be Webcast to all interested parties at www.ca.com/invest.

Recent highlights include:

o CA named Sanjay Kumar president and CEO, and announced that Charles B. Wang, CA's founder and most recently CEO, will continue as chairman. Wang will devote his energies to new ventures that will unlock tremendous value for shareholders, clients, strategic partners and employees.

o As the first step in a strategy to spin off technology that would thrive and flourish on an independent basis, CA announced the formation of iCan-ASP, Inc. to service the rapidly growing Application Service Provider marketplace. iCan-ASP offers new and innovative technologies for providing applications through the Internet, wireless and broadband communications.

o As part of its continuing effort to unlock shareholder value, CA announced the sale of the former Sterling Federal Systems Group to the Logicon division of Northrup Grumman.

o CA announced a robust suite of eBusiness management software for IBM's new eServer zSeries 900 mainframes, underscoring the company's commitment to help clients manage new eBusiness workloads.

o CA announced eTrust Internet Defense, the first integrated solution to protect mission-critical eBusiness from potentially destructive cyber attacks and security breaches. CA also released eTrust Directory, a highly scalable and secure solution designed to meet critical eBusiness infrastructure challenges, and eTrust OSCPro, which delivers real-time validation of digital certificates.

o CA announced Neugentsii, a complete solution for building real-time intelligent eBusiness applications.

o CA announced a comprehensive suite of eBusiness management software for Linux on S/390 as part of a collaborative effort with IBM to promote Linux on S/390 enterprise servers.

o CA and Red Hat, Inc. announced an agreement to ship a live trial version of ARCServeIT with every copy of Red Hat Linux 7 Professional Edition.

o CA announced a new release of the Unicenter TNG Software Delivery Option that accelerates and automates the delivery of software and other digital content to resources across the extended enterprise.

o CA announced COOL: Joe1.1, which empowers Java developers to build robust eBusiness solutions, and COOL: Plex 4.5, which accelerates eBusiness application development.

o CA and Softbank S.A. established a joint venture designed to accelerate eBusiness deployment in Central and Eastern Europe

o CA and Hitachi Data Systems, a wholly owned subsidiary of Hitachi Ltd., announced a strategic reseller agreement under which Hitachi Data Systems will resell Unicenter TNG.

o CA and Cable & Wireless HKT launched SOLAR, the first full-service ASP in Hong Kong to deliver integrated eBusiness solutions via broadband network access.

o CA and Chia Heir Group of Taiwan announced eFashion, a groundbreaking B2B platform for the textile industry that is based on CA's Jasmineii.

o For the third consecutive year, IndustryWeek selected CA as one of the world's 100 best-managed companies.


Computer Associates International, Inc. (NYSE: CA) the world's leading business software company, delivers the end-to-end infrastructure to enable eBusiness through innovative technology, services and education. CA has 20,000 employees worldwide and had revenue in excess of $6 billion for the fiscal year ended March 31, 2000. For more information, visit www.ca.com.

                                      # # #

(c) 2000 Computer Associates International, Inc. One Computer Associates Plaza, Islandia, N.Y. 11749. All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.


Statements in this release concerning the Company's future prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the significant percentage of CA's quarterly sales consummated in the last few days of the quarter making financial predictions especially difficult and raising a substantial risk of variance in actual results; changes in industry accounting guidance; the risks of potential litigation arising from the year 2000 date change for computer programs; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; the risks associated with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either CA or its competition; risks associated with the entry into new markets such as professional services; the risks associated with integrating newly acquired businesses and technologies; increasing dependency on large dollar licensing transactions; delays in product delivery; reliance on mainframe capacity growth; the ability to recruit and retain qualified personnel; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness related activities; use of software patent rights to attempt to limit competition; fluctuations in foreign currency exchange rates and interest rates; the volatility of the international marketplace; and other risks described in filings with the Securities and Exchange Commission.

                                     Table 1
                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
          Earnings Before Amortization Charges, Including Special Items
                      (In millions, except per share data)
                                   (unaudited)


                                                  Three Months                               Six Months
                                                 Ended Sept. 30                           Ended Sept. 30
                                            2000                1999                 2000(A)           1999(B)
License                                      $1,095             $1,127                 $1,808            $1,916
Maintenance Fees                                274                215                    532               411
Professional Services                           154                140                    295               259
Financing Fees                                  158                123                    324               241

Total Contract Value                          1,681              1,605                  2,959             2,827

Expanded Contract Costs                       (136)              (140)                  (277)             (305)

Net Revenue                                   1,545              1,465                  2,682             2,522

SG&A                                            781                597                  1,571             1,131
Expanded Contract Costs                       (136)              (140)                  (277)             (305)
R&D                                             179                141                    349               262
Comm/Royalties                                   85                 79                    150               139
CA Depr/Amort                                    33                 25                     64                47
Interest Expense, net                            89                 97                    177               147
Net Special Items                                 0                  0                  (153)               646

Total Costs                                   1,031                799                  1,881             2,067

Income before taxes (C)                         514                666                    801               455
Taxes (C)                                       193                250                    300               413

Net Income (C)                                  321                416                    501                42

Diluted Earnings per share (C)                 $.54               $.75                   $.84              $.08

Shares used in computation                  592.420            555.487                599.387           553.717

(A) Includes special gain of $184 million related to the 1995 Key Employee Stock Plan litigation settlement and a $31 million write-off related to the bankruptcy filing of Inacom Corporation.

(B)  Includes  a  $646  million   charge  for  in-process  R&D  related  to  the
     acquisition of PLATINUM technology International, inc.

(C) Excludes effect of $246 million for the quarter ending September 30, 2000 and $131 million for the September 30, 1999 prior year quarter for non-cash intangible amortization charges. For the six months ended September 30, 2000 and September 30, 1999, the excluded intangible amortization was $488 million and $223 million, respectively.

                                    Table 2
                     COMPUTER ASSOCIATES INTERNATIONAL, INC.
             Earnings Before Amortization Charges and Special Items
                      (In millions, except per share data)
                                   (unaudited)

                                                 Three Months                               Six Months
                                                Ended Sept. 30                           Ended Sept. 30
                                          2000                  1999                2000(A)            1999(B)
License                                      $1,095             $1,127                 $1,808            $1,916
Maintenance Fees                                274                215                    532               411
Professional Services                           154                140                    295               259
Financing Fees                                  158                123                    324               241

Total Contract Value                          1,681              1,605                  2,959             2,827

Expanded Contract Costs                       (136)              (140)                  (277)             (305)

Net Revenue                                   1,545              1,465                  2,682             2,522

SG&A                                            781                597                  1,571             1,131
Expanded Contract Costs                       (136)              (140)                  (277)             (305)
R&D                                             179                141                    349               262
Comm/Royalties                                   85                 79                    150               139
CA Depr/Amort                                    33                 25                     64                47
Interest Expense, net                            89                 97                    177               147

Total Costs                                   1,031                799                  2,034             1,421

EBITDA                                          636                788                    889             1,295

Income before taxes (C)                         514                666                    648             1,101
Taxes (C)                                       193                250                    243               413

Net Income (C)                                  321                416                    405               688

Diluted Earnings per share (C)                 $.54               $.75                   $.68             $1.24

Shares used in computation                  592.420            555.487                599.387           553.717

(A) Excludes special gain of $184 million related to the 1995 Key Employee Stock Plan litigation settlement and a $31 million write-off related to the bankruptcy filing of Inacom Corporation.

(B)  Excludes  a  $646  million   charge  for  in-process  R&D  related  to  the
     acquisition of PLATINUM technology International, inc.

(C) Excludes effect of $246 million for the quarter ending September 30, 2000 and $131 million for the September 30, 1999 prior year quarter for non-cash intangible amortization charges. For the six months ended September 30, 2000 and September 30, 1999, the excluded intangible amortization was $488 million and $223 million, respectively.

                                     Table 3
                 Consolidated Condensed Statement of Operations
                      (In millions, except per share data)
                                   (unaudited)

                                                          Three Months                      Six Months
                                                        Ended Sept., 30                  Ended Sept. 30
                                                      2000               1999          2000              1999
Total Contract Value                                  $1,681            $1,605         $2,959           $2,827
Net Revenue                                            1,545             1,465          2,682            2,522

Income before taxes                                      268               535            313              232
Taxes                                                    130               201            152              329
Net Income (Loss)                                        138               334            161             (97)

Basic Earnings (Loss) per Share                         $.24              $.62           $.27           $(.18)

Shares used in computation                           585.152           538.093        587.809          537.324

Diluted Earnings (Loss) per Share                       $.23              $.60           $.27           $(.18)

Shares used in computation                           592.420           555.487        599.387          537.324

                                     Table 4
                      Consolidated Condensed Balance Sheets
                                  (In millions)

                                                      Sept. 30         March 31
                                                        2000             2000
                                                     (unaudited)
Cash & Marketable Securities                           $   454          $ 1,387
Accounts Receivable                                      2,059            2,175
Other Current Assets                                       158              430

Total Current Assets                                     2,671            3,992

Installment AR                                           3,864            3,812
Property & Equipment                                       822              829
Purchased Software                                       2,519            2,598
Goodwill                                                 5,881            6,032
Other Assets                                               222              230

Total Assets                                           $15,979          $17,493

Loans Payable & Current
   Portion of Long Term Debt                           $ 1,319          $   919
Other Current Liabilities                                1,518            2,085
Long Term Debt                                           3,676            4,527
Deferred Income Taxes                                    2,266            2,365
Deferred Maintenance                                       500              560
Stockholders' Equity                                     6,700            7,037

Total Liabilities & Equity                             $15,979          $17,493